Exhibit 10.31

                       EIGHTH AMENDMENT TO SECOND AMENDED
                     AND RESTATED REVOLVING CREDIT AGREEMENT


         THIS EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT FACILITY dated as of December 18, 2001 (the "Eighth Amendment") is by and between

  STANLEY FURNITURE COMPANY, INC., a Delaware corporation (the "Borrower"); and

  NATIONAL BANK OF CANADA, a Canadian chartered bank (the "Lender" or "NBC").


RECITALS

A. National Canada Finance Corp., a Delaware corporation ("NCFC"), and the Lender made a certain credit facility available to the Borrower pursuant to the terms and conditions contained in that certain Second Amended and Restated Revolving Credit Agreement dated as of February 15, 1994 among the Borrower, NCFC and the Lender, as amended by a First Amendment to Second Amended and Restated Credit Agreement dated as of August 21, 1995, a Second Amendment to Second Amended and Restated Credit Agreement dated as of October 14, 1996, a Third Amendment to Second Amended and Restated Credit Agreement dated as of June 24, 1997, a Fourth Amendment to Second Amended and Restated Revolving Credit Agreement dated as of February 24, 1998, a Fifth Amendment to Second Amended and Restated Revolving Credit Agreement dated as of March 10, 1999, a Sixth Amendment to Second Amended and Restated Revolving Credit Agreement dated as of March 30, 2000 and a Seventh Amendment to Second Amended and Restated Revolving Credit Agreement dated as of March 31, 2000 (as amended, the "Loan Agreement").

B. The Borrower has requested that the Lender make certain changes to the Loan Agreement.

C. The Lender has agreed to make these changes to the Loan Agreement as set forth herein. NOW, THEREFORE, the Borrower and the Lender hereby agree as follows:
   A.  The Loan Agreement is amended in the following respects:

       1.  Section 7.01(d) is amended to read as follows:

             "(d) Annual Projections. As soon as
             practical and in any event by December 31 of each year, deliver to the Lender internally prepared operating and cash flow projections for the Borrower for the succeeding fiscal year, prepared in a form satisfactory to the Lender; provided, however, the operating and cash flow projections for fiscal year 2002 may be submitted on or before February 15, 2002 instead of on December 31, 2001."

       2. Section 8.01(b)(c) is amended by replacing the amount "$500,000" with the amount of "$15,000,000".

   B. The Borrower represents and warrants that, as of the date hereof, it is not in default of the terms of the Loan Agreement, as amended hereby, or any of the other documents executed between the Borrower and the Lender in connection therewith.

   C. This Eighth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original.

   D. This Eighth Amendment and the Loan Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

         IN WITNESS WHEREOF, the parties hereto have executed or caused this instrument to be executed under seal as of the day and year first above written.


                                           STANLEY FURNITURE COMPANY, INC.
ATTEST

By /s/Anita W. Wimmer                    By /s/Douglas I. Payne
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Title Treaurer                           Title  EVP - Finance and Administration
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         (CORPORATE SEAL)



                             NATIONAL BANK OF CANADA


                             By /s/Bill Handley
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                             Title Vice President and Manager
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                             By
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                             Title
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